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                                                                  Exhibit 10.16



                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of January 31, 1997 (the "Amendment") and is made by and among RENT-WAY, INC., a Pennsylvania corporation (the "Borrower"), each of the Guarantors and each of the BANKS (as defined in the Credit Agreement defined below), and NATIONAL CITY BANK OF PENNSYLVANIA, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent").

                                  WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered in to that certain Credit Agreement, dated as of November 22, 1996 (as hereafter amended, the "Credit Agreement");

         WHEREAS, defined terms used herein shall have the meanings given to them in the Credit Agreement as such Credit Agreement shall be amended hereby on the First Amendment Effective Date;

         WHEREAS, the Borrower has entered into the Bill Coleman Acquisition Agreement, pursuant to which Borrower purchased on January 2, 1997 all of the issued and outstanding shares of stock of Bill Coleman TV;

         WHEREAS, the Borrower has entered into the Perry Electronics Acquisition Agreement, pursuant to which Borrower proposes to purchase on the closing date specified therein all of the issued and outstanding shares of the stock of Perry Electronics;

         WHEREAS, the parties hereto desire to amend the Credit Agreement to acknowledge that the Bill Coleman TV Acquisition and the Perry Electronics are Permitted Acquisitions, subject to the terms and conditions hereof and to make certain other changes to the Credit Agreement as more fully provided herein.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Amendments to Credit Agreement. The Credit Agreement is amended as set forth below effective on the dates set forth in Section 6 hereof:

             (a) Amended and Restated Definitions (Section 1.1). Each of the following definitions now contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read as set forth below:

                 "Consolidated Funded Debt shall mean as of any date of
             determination, the sum of Indebtedness for borrowed money (including capitalized leases, BUT EXCLUDING INDEBTEDNESS UNDER THE NWB SUBORDINATED


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             LOAN DOCUMENTS AND THE MMLIC Subordinated LOAN DOCUMENTS) and
             Letters of Credit Outstanding, in each case of the Borrower and its Subsidiaries determined and consolidated in accordance with GAAP.

                 Consolidated Tangible Net Worth shall mean as of any date of determination total stockholders' equity plus preferred stock to the extent it is not already included in the stockholders' equity, PLUS INDEBTEDNESS UNDER THE NWB SUBORDINATED LOAN DOCUMENTS, less intangible assets of the Borrower and its Subsidiaries, IN EACH CASE as of such date determined and consolidated in accordance with GAAP.

                 Loan Documents shall mean this Agreement, the Agent's Letter, the Collateral Assignment, the Guaranty Agreement, the Indemnity Agreement, the Intercompany Subordination Agreement, the Mortgage, the Notes, the Patent, Trademark and Copyright Assignment, the Pledge Agreement, the Security Agreement, THE FIRST AMENDMENT and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder, thereunder OR UNDER THE FIRST AMENDMENT or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                 Subordinated Debt shall mean (i) Indebtedness of the Borrower to MMLIC, the other Purchasers (as such term is defined in the MMLIC Subordinated Loan Documents) and their successors and assigns, evidenced by the MMLIC Subordinated Loan Documents and subject to the subordination terms set forth in Section 8 thereof,
             (II) INDEBTEDNESS OF THE BORROWER TO THE SECURITYHOLDERS (AS SUCH TERM IS DEFINED IN THE NWB INDENTURE) AND THEIR SUCCESSORS AND ASSIGNS, EVIDENCED BY THE NWB SUBORDINATED LOAN DOCUMENTS AND SUBJECT TO THE SUBORDINATION TERMS SET FORTH IN SECTION 11 THEREOF, AND (iii) Indebtedness of the Loan Parties to Persons which sell ownership interests or assets to the Loan Parties under a Permitted Acquisition in accordance with Section 8.2.6.

                 Subordinated Loan Documents shall MEAN (i) THE MMLIC
             SUBORDINATED LOAN DOCUMENTS, (ii) THE NWB SUBORDINATED LOAN DOCUMENTS, AND (iii) all agreements evidencing the Subordinated Debt owed to Persons which sell ownership interests or assets to the Loan Parties under a Permitted Acquisition in accordance with
             Section 8.2.6."

             (b) New Definitions (Section 1.1). The following new definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:




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                 "Bill Coleman TV shall mean Bill Coleman TV, Inc., a Michigan corporation, the stock of which was acquired by the Borrower on January 2, 1997 pursuant to the Bill Coleman TV Acquisition Agreement.

                 Bill Coleman TV Acquisition shall mean the acquisition by
             Borrower of the stock of Bill Coleman TV pursuant to the Bill Coleman TV Acquisition Agreement and the other transactions pursuant to or as contemplated by the Bill Coleman TV Acquisition Agreement.

                 Bill Coleman TV Acquisition Agreement shall mean that certain
             Stock Purchase Agreement, dated as of January 2, 1997, between Borrower and Bill Coleman TV, as amended from time to time.

                 First Amendment shall mean the First Amendment to Credit
             Agreement, dated as of January 31, 1997 as the same may be supplemented or amended from time to time, including all schedules and exhibits thereto.

                 First Amendment Effective Date shall have the meaning given to such term in the First Amendment.

                 MMLIC Subordinated Loan Documents shall mean the Subordinated
             Note Agreement dated as of July 15, 1995 between the Borrower, MMLIC and the Purchasers (as such term is defined therein) and any and all other documents evidencing or relating to the obligations of the Borrower or any Loan Party to the Purchasers.

                 NWB shall mean National Westminster Bank, Plc., its successors and assigns. NWB is the placement agent with respect to the securities to be issued under the NWB Indenture.

                 NWB Debt Amendments Effective Date shall have the meaning
             given to such term in the First Amendment.

                 NWB Indenture shall mean the Indenture dated as of the date of the First Amendment by and between the Borrower and Manufacturers and Traders Trust Company, as the trustee, with respect to up to $23,000,000 of Subordinated Debentures due 2007 to be issued by the Borrower. NWB is the Placement Agent under the NWB Indenture.

                 NWB Subordinated Loan Documents shall mean the NWB Indenture and the Securities (as defined in the NWB Indenture) issued pursuant thereto and any other documents evidencing or relating



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             to the obligations of the Borrower or any Loan Party to the
             Securityholders (as defined in the NWB Indenture).

                 Perry Electronics shall mean Perry Electronics, Inc., an Ohio corporation, the stock of which is to be acquired by the Borrower on the First Amendment Effective Date pursuant to the Perry Electronics Acquisition Agreement.

                 Perry Electronics Acquisition shall mean the proposed
             acquisition by Borrower of the stock of Perry Electronics to be consummated on the First Amendment Effective Date pursuant to the Perry Electronics Acquisition Agreement and the other transactions pursuant to or as contemplated by the Perry Electronics Acquisition Agreement.

                 Perry Electronics Acquisition Agreement shall mean that
             certain Stock Purchase Agreement, dated as of January 24, 1997, between the Borrower and Perry Electronics, as amended from time to time."

                 Perry Electronics Amendments Effective Date shall have the meaning given to such term in the First Amendment.

                 Restrictive PE Leases shall have meaning given to such term in the First Amendment.

             (c) Principal Office of Perry Electronics. A new Section 8.1.15 is hereby added to the Credit Agreement to immediately follow Section 8.1.14. Such
Section 8.1.15 shall read as follows:

                 "8.1.15 Principal Office of Perry Electronics. Perry
             Electronics (or the Borrower if Perry Electronics has merged into the Borrower) shall execute and deliver to the Agent for the benefit of each of the Banks the documents listed in (a) through
             (d) below on or before the date which is ninety (90) days following the Perry Electronics Closing Date (the "Office Move Deadline") if Perry Electronics or the Borrower uses the office located at 3001 Lincoln Highway East Massillon, Ohio (the "Massillon Office") as an office for any purposes on or after the Office Move Deadline. Borrower shall be deemed to use the Massillon Office as an office if Borrower or any of its officers, managers or employees (other than a single manager who shall not have general corporate responsibilities) do any of the following
             (i) maintain or store records of the Perry Electronics or the Borrower, (ii) conduct business of or manage Perry Electronics or the Borrower or (iii) convene for matters relating to the business of Borrower or Perry Electronics.




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                    (a) a leasehold mortgage on the lessee's leasehold interest in the Massillon Office in a form acceptable to the Agent

                    (b) an Indemnity Agreement in the form attached as Exhibit
             1.1(i)(1) relating to the Massillon Office;

                    (c) a mortgagee's title policy relating to the Massillon
             Office in the form described in Section 7.1.14; and

                    (d) an environmental report in the form described in
             Section 7.1.7 relating to the Massillon Office."

             (d) Indebtedness. Clause (ii) of Section 8.2.1 of the Credit Agreement is hereby amended and restated as set forth below:

                 "(ii) Indebtedness AS OF THE NWB DEBT AMENDMENTS EFFECTIVE
             DATE as set forth on Schedule 8.2.1 (including any extensions or renewals thereof, provided there is no increase in the amount thereof or other significant change in the terms thereof FOLLOWING THE NWB DEBT AMENDMENTS EFFECTIVE DATE unless otherwise specified on Schedule 8.2.1;"

             (e) Dividends and Related Distributions. Section 8.2.5 to the Credit Agreement is hereby amended and restated to read as follows:

                 "8.2.5 Dividends and Related Distributions.

                 Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except THAT (i) THE LOAN PARTIES MAY PAY dividends or other distributions payable to another Loan Party, AND (ii) THE BORROWER MAY PAY PRINCIPAL, INTEREST OR DIVIDENDS ON THE SUBORDINATED DEBT, SUBJECT TO (i) THE RESTRICTIONS ON PREPAYMENTS IN SECTION 8.2.23 AND (ii) THE RESTRICTIONS ON PAYMENTS CONTAINED IN THE SUBORDINATION AND OTHER PROVISIONS CONTAINED IN THE MMLIC SUBORDINATED LOAN DOCUMENTS AND THE NWB SUBORDINATED LOAN DOCUMENTS."

             (f) Liquidations, Mergers, Consolidations, Acquisitions. Section 8.2.6(1) to the Credit Agreement is hereby amended and restated to read as follows:




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                                    "(1) any Loan Party other than the Borrower
                  may consolidate or merge into another Loan Party which is wholly-owned by one or more of the other Loan Parties, PROVIDED, THAT BORROWER SHALL DELIVER TO THE AGENT COPIES OF THE APPLICABLE MERGER OR CONSOLIDATION DOCUMENTATION WITHIN FIVE (5) BUSINESS DAYS AFTER THE EFFECTIVE DATE OF SUCH
                  MERGER OR CONSOLIDATION AND THE APPROPRIATE LOAN PARTIES
                  SHALL PROMPTLY THEREAFTER (BUT IN NO EVENT IN LESS THAN FIVE
                  (5) BUSINESS DAYS AFTER THE AGENT'S REQUEST THEREFORE)
                  EXECUTE AND DELIVER TO THE AGENT NEW UCC-1 FINANCING STATEMENTS OR AMENDMENTS TO FILED UCC-1 FINANCING STATEMENTS, AS APPROPRIATE IN THE DISCRETION OF THE AGENT, AND TAKE SUCH OTHER ACTION AS IS NECESSARY TO MAINTAIN FIRST PRIORITY LIENS IN THE ASSETS OF THE PARTIES TO SUCH MERGER OR CONSOLIDATION; AND"

             (g) Subordinated Loan Document Covenants; Amendment. Section
8.2.20 is hereby amended and restated to read as set forth below:

                 "8.2.20 Subordinated Loan Document Covenants; Amendment.

                 The Loan Parties shall not be in default with respect to the
             Fixed Charge Coverage Ratio as set forth in Section 4.6 of the MMLIC Subordinated Loan Documents or be in default of the covenant set forth in Section 4.5(c) of the such MMLIC Subordinated Loan Documents. The Loan Parties shall not amend the terms of the MMLIC Subordinated Loan Documents OR THE NWB SUBORDINATED LOAN DOCUMENTS without the prior written consent of the Agent."

             (h) Prepayment on Subordinated Debt. Section 8.2.23 is hereby amended and restated to read as set forth below:

                 "8.2.23 Prepayments on Subordinated Debt.

                 The Loan Parties shall not make any voluntary prepayment,
             redemption or repurchase on account of ANY OF the Subordinated
             Debt."

             (i) Consents of Landlords Under Leases of Perry Electronics Stores. A new Section 8.2.25 is hereby added to the Credit Agreement to immediately follow Section 8.2.25. Such Section 8.2.25 shall read as follows:

                 "8.2.25 Consents of Landlords Under Leases of Perry
             Electronics Stores. Borrower or Perry Electronics shall use its best efforts to not fail to obtain consents in a form acceptable to the Agent consenting to the purchase and sale of the stock of Perry Electronics to the Borrower from landlords and shall obtain such consents under at



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             least 50% of the Restrictive PE Leases within thirty (30) days after the Perry Electronics Amendments Effective Date.

             (j) Defaults in Other Agreements or Indebtedness. The words, "(including the Subordinated Debt)" shall be inserted in the second line of
Section 9.1.5 (Defaults in Other Agreements or Indebtedness) immediately after the words, "or the extension of credit or any other Indebtedness".

             (k) Loan Document Unenforceable. The words, "or any provision relating or affecting subordination contained in any Subordinated Loan Documents" shall be inserted in the first line of Section 9.1.7 (Loan Document Unenforceable) immediately after the words, "Any of the Loan Documents".

             (l) Amendments to Exhibits to Credit Agreement. The following Exhibits to the Credit Agreement are hereby amended and restated in their entirety in the forms of such Exhibits attached hereto:

                 Exhibit 1.1(S) Security Agreement, including Schedule A - list of office and asset locations

                 Exhibit 8.3.4  Quarterly Compliance Certificate

             (m) Amendments to Schedules to Credit Agreement. The following Schedules to the Credit Agreement are hereby amended and restated in their entirety in the forms of such Schedules attached hereto:

                 Schedule 1.1(B)   -   Commitments of Banks and Addresses for
                                       Notices
                 Schedule 1.1(P)   -   Permitted Liens
                 Schedule 6.1.1    -   Qualifications to do Business
                 Schedule 6.1.2    -   Capitalization
                 Schedule 6.1.3    -   Subsidiaries
                 Schedule 6.1.7    -   Litigation
                 Schedule 6.1.8    -   Owned And Leased Real Property
                 Schedule 6.1.13   -   Consents And Approvals
                 Schedule 6.1.15   -   Patents, Trademarks, Copyrights,
                                       Licenses
                 Schedule 6.1.18   -   Partnership Agreements; LLC Agreements
                 Schedule 6.1.19   -   Insurance Policies
                 Schedule 6.1.21   -   Material Contracts
                 Schedule 6.1.23   -   Employee Benefit Plan Disclosures
                 Schedule 6.1.25   -   Environmental Disclosures
                 Schedule 8.2.1    -   Permitted Indebtedness
                 Schedule 8.2.10   -   Business of Loan Parties




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       2. Waivers, Warranties and Covenants. The Loan Parties and the Banks
acknowledge and agree as set forth in this Section 2, effective on the dates set forth in Section 6 hereof.

          (a) Bill Coleman TV Acquisition.

              (i) Delivery Due Dates. The Loan Parties waive the requirement that the Loan Parties must satisfy the requirements contained in Subsections 8.2.6(2)(ii), (vi) and (xi) of the Credit Agreement in connection with the Bill Coleman TV Acquisition on or before the due dates specified in such Subsections, provided that the Loan Parties shall satisfy the conditions contained in such Subsections on or before the First Amendment Effective Date.

              (ii) Consideration. The total Consideration given by the Loan Parties in connection with the Bill Coleman TV Acquisition was approximately $6,700,000, all of which consisted of cash paid or Indebtedness assumed by the Borrower.

          (b) Perry Electronics Acquisition.

              (i) Notice; Borrowing Base Certificate. The Loan Parties waive the requirement that the Loan Parties deliver to the Agent written notice of the Perry Electronics Acquisition under Subsection 8.2.6(2)(vi) (as more fully described in such Subsection) at least fourteen (14) days before the consummation of such acquisition, provided that the Loan Parties shall deliver such notice and otherwise comply with such Subsection in connection with the Perry Electronics Acquisition on or before the First Amendment Effective Date.

              (ii) Consideration Limitations. The Loan Parties waive the requirement in Subsection 8.2.6(2)(viii) in connection with the Perry Electronics Acquisition that the Loan Parties shall not give Consideration in cash, preferred stock and/or other Consideration other than common capital stock of the Borrower in excess of $7,500,000 in connection with any individual Permitted Acquisition (but do not waive the requirement in such Section that the Consideration in connection with all Permitted Acquisitions may not exceed in the aggregate $30,000,000 after the Closing Date), in each instance as more fully provided in Subsection 8.2.6(2)(viii), provided that the Loan Parties covenant and agree that the total Consideration given by the Loan Parties in connection with the Perry Electronics Acquisition shall not exceed $23,000,000 all of which consists of either cash paid or Indebtedness assumed by the Borrower.

              (iii) Consents. There are no material consents required to effectuate the purchase and sale of the stock of Perry Electronics and the other transactions under the Perry Electronics Acquisition Documents, except that the Borrower might be required to obtain the consent of landlords under leases (the "Restrictive PE Leases") listed on Schedule 6.1.13 for the purchase and sale of the stock of Perry Electronics to the Borrower. The Restrictive PE Leases comprise no more than 50% of the leases of Perry Electronics for its stores.




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       (c) Both Acquisitions.

              (i) Other Conditions in Section 8.2.6(2) Satisfied. The Loan Parties represent, warrant and covenant to the Agent and each of the Banks that after giving effect to the waivers in this Section 2 above and upon satisfaction of the conditions set forth in Section 3 of this Amendment, each of the conditions in Section 8.2.6(2) of the Credit Agreement shall be satisfied with respect to each of the Bill Coleman TV Acquisition and the Perry Electronics Acquisition and each such acquisition shall constitute a "Permitted Acquisition" as such term is defined in Section 8.2.6(2).

              (ii) Covenant to Obtain Landlord's Waivers. The Loan Parties shall deliver to the Agent an executed Landlord's Waiver in substantially the form of Exhibit 1.1(L) to the Credit Agreement from lessors of at least 50% of the Collateral locations added pursuant to the Bill Coleman TV Acquisition and the Perry Electronics Acquisition in accordance with Section 8.2.24 of the Credit Agreement, except that the term "closing date" as used in Section 8.2.24 as it relates to the Bill Coleman Acquisition shall be deemed to mean the First Amendment Effective Date.

              (iii) Delivery of Documents. Borrower has delivered to the Agent for the benefit of the Banks true and correct copies of the Bill Coleman Acquisition Agreement, the Perry Electronics Acquisition Agreement and the NWB Indenture.

       3. Conditions Precedent. The provisions contained in Sections 1 and 2 of this Amendment shall not become effective until each of the conditions set forth in this Section 3 has been satisfied. The date on which such conditions are satisfied shall be referred to as the "First Amendment Effective Date" The provisions in all other Sections of this Amendment are effective on the date hereof and are not subject to the conditions set forth in this Section 3.

          (a) Satisfaction of Conditions in Section 6(a). Each of the conditions set forth in Section 6(a) hereof (execution of this Amendment and completion of Schedules and Exhibits hereto) shall have been satisfied.

          (b) Events of Default; Potential Defaults, Compliance Certificate. No Event of Default or Potential Default which might not be cured before it results in an Event of Default shall have occurred and be continuing after giving effect to the Perry Electronics Acquisition to be consummated simultaneously with the First Amendment Effective Date. The Chief Executive Officer, President or Chief Financial Officer of the Borrower shall have executed and delivered to the Agent for the benefit of each Bank a certificate in the form of Exhibit 3(b) hereto confirming the same, including a confirmation that Borrower shall be in compliance with the covenants contained in Sections 8.2.16, 8.2.17 and 8.2.19 after giving effect to the amendments herein and to the Perry Electronics Acquisition.

          (c) Other Loan Document Deliveries by Bill Coleman TV, Perry Electronics and the Borrower. Each of Bill Coleman TV, Perry Electronics and the Borrower, as applicable, shall execute and deliver each of the following documents:




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                 (i) Guaranty Agreement. Each of Bill Coleman TV and Perry
Electronics shall execute and deliver to the Agent for the benefit of each of the Banks the Guaranty Agreement in the form of Exhibit 1.1(G)(2) of the Credit Agreement.

                 (ii) Security Agreement. Each of Bill Coleman TV and Perry Electronics shall (1) execute and deliver to the Agent for the benefit of each of the Banks the Guaranty Agreement in the form of Exhibit 1.1(S) of the Credit Agreement and (2) complete and deliver to the Agent the Schedule A (list of office and asset locations) to such Security Agreement.

                 (iii) UCC-1 Financing Statements.

                       (A) Bill Coleman TV and Perry Electronics. Each of Bill Coleman TV and Perry Electronics shall execute and deliver to the Agent for the benefit of each of the Banks UCC-1 financing statements sufficient to perfect Liens in its personal property in all jurisdictions where filing of such statements is necessary or appropriate to perfect such Liens in the discretion of the Agent.

                       (B) Borrower - UCC-1 Statements. Borrower shall execute and deliver to the Agent for the benefit of each of the Banks UCC-1 financing statements sufficient to perfect Liens in the personal property of Bill Coleman TV and Perry Electronics in favor of the Agent, assuming that such property is hereafter transferred to the Borrower, in all appropriate jurisdictions where filing of such statements would be necessary or appropriate to maintain perfection of such Liens following such transfer.

                       (C) Borrower - UCC-3 Statements. Borrower shall execute and deliver to the Agent for the benefit of each of the Banks UCC-3 statements amending prior UCC-1 filings against the Borrower in Pennsylvania as necessary to reflect amendments to the Pennsylvania Uniform Commercial Code relating to perfection of Liens in "Investment Property" (as such term is defined in such Code).

                 (iv) Pledge Agreement and Related Documents. The Borrower shall execute and deliver, as applicable, to the Agent for the benefit of each of the Banks (1) the Pledge Agreement in the form of Exhibit 1.1(P)(2) of the Credit Agreement, pledging its stock in Bill Coleman TV and Perry Electronics
(2) the schedule of pledged securities to be attached as thereto, (3) the original stock certificates representing such stock, (4) stock powers respecting such certificates, and (5) UCC-1 financing statements to be filed in order perfect Liens in such stock to the extent such Liens can be perfected by filing.

                 (v) Intercompany Subordination Agreement. The Borrower, Bill Coleman TV and Perry Electronics each shall execute and deliver to the Agent for the benefit of each of the Banks the Intercompany Subordination Agreement in the form attached as Exhibit 1.1(I)(2) to the Credit Agreement.

                 (vi) Joinder to Credit Agreement. Each of Bill Coleman TV and Perry Electronics shall execute and deliver to the Agent for the benefit of each of the Banks a joinder



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

agreement in a form acceptable to the Agent pursuant to which it shall acknowledge that it has joined the Credit Agreement as a Loan Party. Such joinder may be included in the Guaranty Agreement described in (i) above.

                 (vii) Collateral Assignment. The Borrower, Bill Coleman TV and Perry Electronics shall execute and deliver to the Agent for the benefit of each of the Banks the Collateral Assignment in the form attached as Exhibit 1.1(C) to the Credit Agreement pursuant to which they shall assignee their interests in (1) the Rental Contracts of Bill Coleman TV and Perry Electronics,
(2) the leases of Bill Coleman TV and Perry Electronics and (3) the Bill Coleman TV Acquisition Agreement and the Perry Electronics Acquisition Agreement.

                 (viii) Patent, Trademark and Copyright Assignment. Perry Electronics shall execute and deliver to the Agent for the benefit of each of the Banks the Patent, Trademark and Copyright Assignment in the form of Exhibit 1.1(P)(1) of the Credit Agreement.

          (d) Borrowing Base Certificate. The Borrower shall execute and deliver, as applicable, to the Agent for the benefit of each of the Banks a Borrowing Base Certificate which evidences that after giving effect to the Bill Coleman TV Acquisition and the Perry Electronics Acquisition and the Loans to be made in connection therewith, the Loans and Letters of Credit Outstanding shall not exceed the Borrowing Base (excluding from the Borrowing Base all Rental Contracts to be acquired pursuant to the Bill Coleman TV Acquisition and the Perry Electronics Acquisition).

          (e) Lien Search. The Borrower shall deliver to the Agent the results of a Lien search satisfactory to the Agent evidencing that the Liens to be granted in the assets of Bill Coleman TV and Perry Electronics will be first priority Liens.

          (f) Payoff Letters; Lien Releases. The Borrower shall have delivered Payoff Letters and copies of Lien releases evidencing that the following Indebtedness has been repaid and that the Liens securing the same have been terminated of record:

                 (i) Indebtedness of Borrower to First Source under the Secured Credit Agreement dated as of July 21, 1995 (Lien releases);

                 (ii) Indebtedness of Bill Coleman TV to FINOVA Capital Corporation (payoff letter and Lien releases); and

                 (iii) Indebtedness of Perry Electronics to United National Bank, Canton, Ohio (payoff letter and Lien releases).

          (g) Secretary's Certificate. The Secretary or Assistant Secretary of Bill Coleman TV and Perry Electronics shall execute and deliver to the Agent for the benefit of each Bank a certificate dated as of the date hereof, certifying as to

                 (i) all corporate or partnership action taken by it in connection with the documents listed in clause (b) above;




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

                 (ii) the names of the officer or officers authorized to sign this Amendment and the related documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of them for purposes of this Amendment and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                 (iii) copies of the organizational documents of, including the certificate of incorporation, bylaws and corporate resolutions as in effect on the First Amendment Effective Date, together with certificates from the appropriate state officials as to the continued existence and good standing of it in each state where it is organized or qualified to do business.

          (h) Opinion of Counsel.

                 (i) Hodgson Russ Andrews Wood & Goodyear, LLP, counsel for the Borrower, Bill Coleman TV and Perry Electronics (who may rely on the opinions of such other counsel as may be acceptable to the Agent), shall have delivered to the Agent for the benefit of each Bank a written opinion dated as of the date hereof and in form and substance satisfactory to the Agent and its counsel as to the matters set forth in Exhibit 3(h) hereto.

                 (ii) In house counsel for the Borrower and for Bill Coleman TV and Perry Electronics (following the acquisitions by the Borrower of the stock of such corporations), shall have delivered to the Agent for the benefit of each Bank a written opinion dated as of the date hereof and in form and substance satisfactory to the Agent and its counsel as to the rent-to-own regulatory matters set forth in Exhibit 3(h) hereto with respect to jurisdictions in which the Loan Parties conduct business which such counsel did not addressed in its prior opinion.

                 (iii) The opinion of counsel for the shareholders of Perry Electronics to be delivered to the Borrower pursuant to the Perry Electronics Acquisition shall provide that the Banks may rely thereon.

          (i) Delivery of Documents; No Modifications; Consummation of Transactions. Borrower shall have delivered true and correct copies of all of NWB Subordinated Loan Documents and the documents executed or delivered in connection with the Bill Coleman TV Acquisition and the Perry Electronics Acquisition. There shall have been no amendments to the Bill Coleman TV Acquisition Agreement, the Perry Electronics Acquisition Agreement or the NWB Indenture between the date on which Borrower delivered such documents to the Agent (which shall be on or before the date of this Amendment) and the First Amendment Effective Date unless the Agent the Banks shall have consented to the same in writing. The transactions under the Bill Coleman TV Acquisition Agreement, the Perry Electronics Acquisition Agreement and the NWB Subordinated Loan Documents shall have been consummated.

          (j) Consents. All material consents required to effectuate the transactions contemplated by the Bill Coleman TV Acquisition Documents, the Perry Electronics Acquisition Documents (except for the consents of the landlords under the Restrictive PE Leases which consents are addressed in
Section 8.2.25 of the Credit Agreement) and the NWB Subordinated Loan Documents shall have been obtained.

          (k) Perry Electronics and Bill Coleman TV Leases. Borrower shall deliver to the Agent either (i) copies of each of the leases of Perry Electronics and Bill Coleman TV for their sales offices or (ii) summaries of such leases prepared by Borrower or its counsel in a form acceptable to the Agent, such summaries to include a (without limitation) description of the principal terms of such lease, any restrictions on the transfer of the lease or of the ownership of the Borrower and a confirmation that the lease does not by its terms grant to the lessor any Liens in the assets of the lessee.

          (l) Fees and Expenses. Borrower shall have paid all outstanding fees and expenses due to the Agent or the Banks, including the fees of Agent's counsel in connection with this Amendment.

          (m) Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

     4. Full Force and Effect. The Credit Agreement and each of other Loan Documents shall remain in full force and effect on and after the date of this Amendment except as expressly amended hereby or pursuant hereto. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each reference in each other Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Amendment. The parties hereto do not amend or waive any provisions of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

     5. Counterparts. This Amendment may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

     6. Effective Date.

          (a) First Amendment Effective Date. All provisions of this Amendment shall be effective on the date on which the conditions listed in (i) and (ii) below have been satisfied (the "First Amendment Effective Date"), except for those provisions hereof referred to in Sections 6(b), (c) and (d) which shall not become effective until the dates specified in such Sections.:

                 (i) Execution and Delivery. this Amendment has been executed, in counterparts or otherwise, and delivered to the Agent for the benefit of the Banks; and

                 (ii) Completion of Schedules and Exhibits. Each of the Schedules and Exhibits hereto has been completed and attached hereto.

          (b) NWB Debt Amendments Effective Date. The provisions listed under the heading "Provisions Which Shall Become Effective on the NWB Debt Amendments Effective Date" below shall become effective on the date on which the conditions listed under the heading "Conditions to Amendments and Waivers Relating to NWB Debt Issuance" shall have been satisfied (such date shall be referred to as the "NWB Debt Amendments Effective Date"). If such conditions listed below are not satisfied and the Borrower has not issued its convertible securities pursuant to the NWB Indenture on or before February 28, 1997, then the provisions listed below shall not become effective.

                      PROVISIONS WHICH SHALL BECOME EFFECT
                   ON THE NWB DEBT AMENDMENTS EFFECTIVE DATE

     ------------ ------------------------------------------------------
     Section                                  Title
     ------------ ------------------------------------------------------
     1(a)         Definition of "Consolidated Funded Debt"
     ------------ ------------------------------------------------------
     1(a)         Definition of "Subordinated Debt"
     ------------ ------------------------------------------------------
     1(a)         Definition of "Subordinated Loan Documents"
     ------------ ------------------------------------------------------
     1(d)         Indebtedness
     ------------ ------------------------------------------------------
     1(e)         Dividends and Related Distributions
     ------------ ------------------------------------------------------
     1(g)         Subordinated Loan Document Covenants; Amendment
     ------------ ------------------------------------------------------
     1(h)         Prepayment and Subordinated Debt
     ------------ ------------------------------------------------------

                      CONDITIONS TO AMENDMENTS AND WAIVERS
                         RELATING TO NWB DEBT ISSUANCE

     ------------ ------------------------------------------------------
     Section                                  Title
     ------------ ------------------------------------------------------
     3(a)         Satisfaction of Conditions in Section 6(a)
     ------------ ------------------------------------------------------
     3(i)         Delivery of Documents; No Modifications; Consummation of
                  Transactions (condition relating only to NWB
                  Subordinated Loan Documents)
     ------------ ------------------------------------------------------
     3(j)         Consents (condition relating only to NWB Subordinated
                  Loan Documents)
     ------------ ------------------------------------------------------
     3(m)         Legal Details
     ------------ ------------------------------------------------------

          (c) Perry Electronics Amendments Effective Date. The provisions listed under the heading "Provisions Which Shall Become Effective on the Perry Electronics Amendments Effective Date" below shall become effective on the later of date on which each of the conditions listed under the heading "Conditions to Amendments and Waivers Relating to Perry Electronics Acquisition" shall have been satisfied (such date shall be referred to as the "Perry Electronics Amendments Effective Date"). If the conditions listed below are not satisfied on or before the date which is five (5) Business Days after the Borrower issues its convertible securities under the NWB Indenture, then the provisions listed below shall not become effective.

                 PROVISIONS WHICH SHALL BECOME EFFECTIVE ON THE
                  PERRY ELECTRONICS AMENDMENTS EFFECTIVE DATE

    ------------ -------------------------------------------------------
    Section                                  Title
    ------------ -------------------------------------------------------

    ------------ -------------------------------------------------------
    1(a)         Definition of "Consolidated Tangible Net Worth"
    ------------ -------------------------------------------------------
    1(c)         Principal Office of Perry Electronics
    ------------ -------------------------------------------------------
    1(i)         Consents of Landlords under Leases of Perry
                 Electronics Stores
    ------------ -------------------------------------------------------
    1(l)         Amendments to Exhibits to Credit Agreement
    ------------ -------------------------------------------------------
    1(m)         Amendments to Schedules to Credit Agreement
    ------------ -------------------------------------------------------
    2(b)(i)      Perry Electronics Acquisition - Notice; Borrowing
                 Base Certificate
    ------------ -------------------------------------------------------
    2(b)(ii)     Consideration Limitations
    ------------ -------------------------------------------------------
    2(b)(iii)    Consents
    ------------ -------------------------------------------------------

                      CONDITIONS TO AMENDMENTS AND WAIVERS
                   RELATING TO PERRY ELECTRONICS ACQUISITION

    --------------------------------------------------------------------
                       All conditions listed in Section 3
    --------------------------------------------------------------------

          (d) Covenant Relating to Bill Coleman Bill Coleman Acquisition. If the Borrower does not consummate the Perry Electronics Acquisition within five
(5) Business Days after the date on which the Borrower issues its convertible securities under the NWB Indenture, then:

                 (A) Borrower shall satisfy each of the conditions in Section 3 listed below, except that each document referred to in Section 3 shall only include Bill Coleman TV as a party thereto and such conditions shall otherwise be modified to reflect that the Borrower has consummated the Bill Coleman TV Acquisition, but has not consummated the Perry Electronics Acquisition, and

                 (B) Borrower shall deliver updates to the Schedules described in Sections 1(l) and (m) hereto which reflect that Borrower has consummated the Bill Coleman TV Acquisition, but not consummated the Perry Electronics
Acquisition:

              LIST OF CONDITIONS REFERRED TO IN PARAGRAPH (A) ABOVE

    ------------ -------------------------------------------------------
    Section                                  Title
    ------------ -------------------------------------------------------
    3(a)         Satisfaction of Conditions in Section 6
    ------------ -------------------------------------------------------

    ------------ --------------------------------------------------------
    3(b)         Events of Default; Potential Defaults, Compliance
                 Certificate
    ------------ --------------------------------------------------------
    3(c)(i)      Guaranty Agreement
    ------------ --------------------------------------------------------
    3(c)(ii)     Security Agreement
    ------------ --------------------------------------------------------
    3(c)         UCC-1 Financing Statements - Bill Coleman TV and
    (iii)(A)     Perry Electronics
    ------------ --------------------------------------------------------
    3(c)         UCC-1 Financing Statements - Borrower - UCC-1 Statements
    (iii)(B)
    ------------ --------------------------------------------------------
    3(c)         UCC-1 Financing Statements - Borrower - UCC-3 Statements
    (iii)(C)
    ------------ --------------------------------------------------------
    3(c)(iv)     Pledge Agreement and Related Documents
    ------------ --------------------------------------------------------
    3(c)(v)      Intercompany Subordination Agreement
    ------------ --------------------------------------------------------
    3(c)(vi)     Joinder to Credit Agreement
    ------------ --------------------------------------------------------
    3(c)(vii)    Collateral Assignment
    ------------ --------------------------------------------------------
    3(d)         Borrowing Base Certificate
    ------------ --------------------------------------------------------
    3(e)         Lien Search
    ------------ --------------------------------------------------------
    3(f)         Payoff Letters; Lien Releases
    ------------ --------------------------------------------------------
    3(g)         Secretary's Certificate
    ------------ --------------------------------------------------------
    3(h)         Opinion of Counsel
    ------------ --------------------------------------------------------
    3(j)         Consents
    ------------ --------------------------------------------------------
    3(k)         Perry Electronics and Bill Coleman TV Leases
    ------------ --------------------------------------------------------
    3(l)         Fees and Expenses
    ------------ --------------------------------------------------------
    3(m)         Legal Details
    ------------ --------------------------------------------------------

                      [SIGNATURES APPEAR ON THE NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                 RENT-WAY, INC., "Borrower"



                                 By: _____________________________________
                                 Title: __________________________________



                                 NATIONAL CITY BANK OF
                                 PENNSYLVANIA, individually and as Agent



                                 By: _____________________________________
                                 Title: __________________________________



                                 LASALLE NATIONAL BANK



                                 By: _____________________________________
                                 Title: __________________________________



                                 HARRIS TRUST & SAVINGS BANK



                                 By: _____________________________________
                                 Title: __________________________________



                                 HELLER FINANCIAL, INC.



                                 By: _____________________________________
                                 Title: __________________________________

                         LIST OF SCHEDULES AND EXHIBITS


    Schedules
    ---------
    Schedule 1.1(B)    -   Commitments of Banks and Addresses for Notices
    Schedule 1.1(P)    -   Permitted Liens
    Schedule 6.1.1     -   Qualifications to do Business
    Schedule 6.1.2     -   Capitalization
    Schedule 6.1.3     -   Subsidiaries
    Schedule 6.1.7     -   Litigation
    Schedule 6.1.8     -   Owned and Leased Real Property
    Schedule 6.1.13    -   Consents and Approvals
    Schedule 6.1.15    -   Patents, Trademarks, Copyrights, Licenses
    Schedule 6.1.18    -   Partnership Agreements; LLC Agreements
    Schedule 6.1.19    -   Insurance Policies
    Schedule 6.1.21    -   Material Contracts
    Schedule 6.1.23    -   Employee Benefit Disclosures
    Schedule 6.1.25    -   Environmental Disclosures
    Schedule 8.2.1     -   Permitted Indebtedness
    Schedule 8.2.10    -   Business of Loan Parties

    Exhibits
    --------
    Exhibit 1.1(S)     -   Security Agreement
    Exhibit 3(b)       -   Perry Acquisition Compliance Certificate
    Exhibit 3(h)       -   Opinion of Hodgson, Russ, Andrews, Wood & Goodyear,
                           LLP
    Exhibit 8.3.4      -   Quarterly Compliance Certificate